Organization and nature of business	12 Months Ended
Dec. 31, 2025
HMH Holding Inc. [Member]
Organization Consolidation And Presentation Of Financial Statements [Line Items]
Organization and nature of business
1. Organization and nature of business
HMH Holding Inc. (the “Company”) was incorporated in the State of Delaware on April 29, 2024. The Company is authorized to issue 1,000 shares of one class of common stock with a par value of $0.01. The Company was formed with the intent that it will be included in a reorganization into a holding corporate structure and its sole material asset is expected to be a controlling equity interest in HMH Holding B.V.
On April 29, 2024, HMH Holding B.V. acquired 1,000 shares of the Company’s common stock for cash consideration of $0.01 per share, or total cash consideration of $10.